SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event reported):  August 24, 2002
                                                                ----------------



                          LASERLOCK TECHNOLOGIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-31927                 23-3023677
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


                   837 Lindy Lane, Bala Cynwyd, PA 19004
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code: (610) 909 - 1000
                                                                ---------------


Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.


     As of October 10, 2002, the Company has retained the public accounting firm of Cogen Sklar, LLP, ('Cogen'), whose principal business address is 150 Monument Rd., Suite 500, Bala Cynwyd, PA 19004, to perform its annual audit for inclusion of its report in Form 10-KSB, and perform SAS 71 reviews of quarterly information in connection with Form 10-QSB filings.

     The Company has not previously consulted with Cogen on any matters, and has hired Cogen because the Company's Board of Directors feels that it's accounting services are appropriate to meet accounting requirements of the Company.


Item 5.  Other events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year

         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LASERLOCK TECHNOLOGIES, INC.
                                   ------------------------------
                                  (Registrant)


Date:  October 14, 2002          /s/  Norman Gardner
                                   --------------------
                                   Norman Gardner
                                   President  and  CEO